Exhibit 10.44

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

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TWENTY-FIRST AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Twenty-First Amendment to Amended and Restated Interactive Marketing Agreement (“Twenty-First Amendment”) is entered into by and between AOL LLC, a Delaware limited liability company (formerly known as America Online, Inc.), with its principal place of business at 22000 AOL Way, Dulles, VA 20166 (“AOL”), and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”), effective as of November 1, 2008 (the “Twenty-First Amendment Effective Date”). AOL and Google may be referred to individually as a “Party” and collectively as the “Parties”.

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”), that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), that Tenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 24, 2006 (the “Tenth Amendment”), that Eleventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 28, 2006 (the “Eleventh Amendment”), that Twelfth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2006 (the “Twelfth Amendment”), that Thirteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of January 12, 2007 (the “Thirteenth Amendment”), that Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 16, 2007 (the “Fourteenth Amendment”), that Fifteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 2, 2007 (the “Fifteenth Amendment”), that Sixteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 24, 2007 (the “Sixteenth Amendment”), that Seventeenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 29, 2008 (the “Seventeenth Amendment”), that Eighteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 31, 2008 (the “Eighteenth Amendment”), that Nineteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 30, 2008 (the “Nineteenth Amendment”), that Twentieth Amendment to Amended and Restated Interactive Marketing Agreement effective as of October 1, 2008 (the “Twentieth Amendment”) and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum One”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with the Twenty-First Amendment, the “Agreement”). Capitalized terms not defined in this Twenty-First Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

1. Content Targeted Advertisements.

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1.1        Content Targeted URLs. The URLs set out in Exhibit A attached hereto sets forth all URLs that Google and AOL agree to run Content Targeted Advertisements (and the applicable promotional limitations for those URLs) as of the Twenty-First Amendment Effective Date which shall supersede any and all previously existing Subsequent Carriage Plan(s) and the Initial Carriage Plan (“Content Targeted URLs”). Google will use commercially reasonable efforts to implement that new promotional limitations set forth in the attached Exhibit A within [****] from the Twenty-First Amendment Effective Date.

1.2        Extension of First Amendment Term. The Parties hereby agree to extend the First Amendment Term, as defined in Section 4 of the First Amendment, through 11:59 p.m. (EST) on December 19, 2010, unless terminated earlier as provided in the Agreement. For the avoidance of doubt, all terms and conditions set forth in the Agreement associated with the display of Content Targeted Advertisements (as defined in the First Amendment) shall be in full force and effect during the extended First Amendment Term.

1.3        [****]

2.        AFC Placement Targeting.

2.1.        Scope of AFC Placement Targeting.

(a)        During the AFC Placement Targeting Term (as defined in Section 5 below) and subject to the terms and conditions of this Twenty-First Amendment, Google will provide AOL with Placement Targeting only for the Content Targeted URLs listed on Exhibit A attached hereto (the “Placement Targeting Sites”) as permitted herein. “Placement Targeting” means, in connection with the operation of its advertising services, Google’s provision of functionality that allows advertisers to bid specifically for the placement of ads on certain properties within Google’s syndication network via auction-based pricing mechanisms. “AFC Placement Targeting” is Placement Targeting on pages with Content Targeted Advertisements [****].

(b)        AOL shall [****], to implement AFC Placement Targeting on the Placement Targeting Sites; provided that, if AOL implements AFC Placement Targeting it shall comply with the terms and conditions provided herein. Additional sites may be added to the definition of Placement Targeting Sites upon the Parties’ mutual agreement, which agreement may be given via email.

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2.2.        Implementation of AFC Placement Targeting. Unless otherwise agreed to by the Parties in writing, if AOL implements AFC Placement Targeting on the Placement Targeting Site(s) AOL shall implement it in a manner that: (a) is [****] similar to the screenshots and specifications set forth in Exhibit B attached hereto or as otherwise agreed to by the Parties; and (b) otherwise complies with the technical and implementation requirements provided by Google from time to time. “AFC Placement Targeted Ads” means the advertisements delivered as part of AFC Placement Targeting. AOL shall (i) request AFC Placement Targeted Ads [****], (ii) display AFC Placement Targeted Ads in accordance with the terms and conditions of this Twenty-First Amendment, and (iii) display AFC Placement Targeted Ads in their entirety, [****].

2.3.        Data Disclosure. Notwithstanding anything to the contrary in the Existing Agreement, AOL understands and agrees that Google may (i) [****] of AOL’s participation in the Google AdSense Program and (ii) [****] (x) the Placement Targeting Site URL, (y) the Placement Targeting Site-specific [****] (collectively, the “Site Information”). Accordingly, notwithstanding anything to the contrary contained in the Existing Agreement, AOL hereby waives any provision under the Existing Agreement, or any other accommodation that Google may have undertaken, that would prevent Google from making [****] as part of Google’s advertising program. Such disclosure of information shall be subject to the terms of the [****], or such other URL as Google may provide from time to time, and shall not include [****] as described in the [****].

2.4.        Labeling, Branding and Attribution. AOL shall mark each AFC Placement Targeted Ad in accordance with Section 2.1.3(ii) of the Existing Agreement.

2.5.        Placement Targeting Payment. Subject to the terms and conditions of the Existing Agreement, for each AFC Placement Targeting Site, for each calendar month commencing from the Twenty-First Amendment Effective Date, AOL shall receive a percentage of all gross amounts generated from the Placement Targeted Ads displayed on such AFC Placement Targeting Site attributable to such month and such percentage shall equal the then-current percentage in effect for AOL Content Targeting Share (“Placement Targeting Share”). [****]

3.        Application of Relevant Terms and Conditions to AFC Placement Targeting.

3.1        Solely for the purposes of this Twenty-First Amendment, Sections 1, 2.1 (specifically including all subsections thereof, i.e., 2.1.1, 2.1.2, and 2.1.3), 2.3, 3.5, 5.1, 5.2, 5.3, 6.9, 8, 9, 11, Exhibit B, Exhibit G, Exhibit H, and Schedule 2.1 of the Existing Agreement shall not apply.

3.2        Solely for the purposes of this Twenty-First Amendment, the following provisions of the Existing Agreement will apply, as amended below. For purposes of clarity, a section reference followed by a semi-colon followed by text means that the entire section shall apply with the addition of the additional text.

(a)	Section 2.2 (Redesigns); and excluding the text or Content of the AFC Placement Targeted Ads as provided by Google.

(b)	Section 2.7 (Ownership); In addition, this Section 2.7 shall be subject to Google’s rights in the AFC Placement Targeted Ads.

(c)

Section 10.3.1 of Exhibit E (Google IP Indemnity); and the AFC Placement Targeting as defined in the Twenty-First Amendment to Amended and Restated Interactive Marketing Agreement effective as of November 1, 2008; [****]

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4.        AFC Placement Targeting Term, Termination, Suspension. The term of this Twenty-First Amendment shall commence on the Twenty-First Amendment Effective Date and shall continue through the end of the First Amendment Term (as extended herein), unless earlier terminated as provided in this Twenty-First Amendment (“AFC Placement Targeting Term”). Either Party may only terminate this Twenty-First Amendment as it relates to AFC Placement Targeting in the event of a material breach of the terms and conditions relating to AFC Placement Targeting set forth in this Twenty-First Amendment by the other Party which remains uncured after [****] written notice thereof to the other Party; [****] . For the avoidance of doubt, the remaining provisions of the Twenty-First Amendment shall remain in full force and effect.

5.        Order of Precedence. This Twenty-First Amendment is supplementary to and modifies the Existing Agreement. The terms of this Twenty-First Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Twenty-First Amendment and the Existing Agreement expressly conflict. However, nothing in this Twenty-First Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Twenty-First Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Twenty-First Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

6.        Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof. The Agreement supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof.

7.        Counterparts: Facsimile. This Twenty-First Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Twenty-First Amendment may be executed by facsimile.

IN WITNESS WHEREOF, the Parties have executed this Twenty-First Amendment to the Amended and Restated Interactive Marketing Agreement.

AOL LLC		GOOGLE INC.

By:	/s/ John Kannapell	By:	/s/ Sanjay Kapoor
Name:	John Kannapell	Name:	Sanjay Kapoor
Title:	SVP, AOL Search	Title:	Sr. Director, Strategic Partnerships Google, Inc.
Date:	10/31/08	Date:	2008.11.03 13:10:55-08'00'

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Twenty-First Amendment Exhibit A

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PART 2

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Twenty-First Amendment Exhibit B

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Twenty-First Amendment Exhibit C

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